UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-KA

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 1, 2012

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)
(312) 379-8397
(Registrant's Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On February 1, 2012 Telular Corporation, (“Telular”) acquired 100% of the capital stock of SkyBitz, Inc. (“SkyBitz”).  Telular previously announced through Form 8-K the completion of the acquisition, Telular’s entry into a new loan agreement with Silicon Valley Bank and the issuance of unregistered shares of Telular’s common stock in connection with the acquisition.   SkyBitz’s audited financial statements and certain pro forma financial information are presented in the attached exhibits. Telular is filing this Form 8-K/A to include the financial information required by Item 9.01.

Item 9.01.  Financial Statements and Exhibits.

(a)
Audited financial statements of SkyBitz as of December 31, 2011 and 2010 and for the fiscal years ended December 31, 2011, 2010 and 2009, are attached as exhibit 99.1 hereto and incorporated herein by reference.

(b)
Unaudited consolidated pro forma financial information as of and for the year ended September 30, 2011 and the three months ended December 31, 2011, including notes thereto, is attached as exhibit 99.2 hereto and incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of SkyBitz as of December 31, 2011 and for the three years ended December 31, 2011, 2010 and 2009.

99.2	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2012

TELULAR CORPORATION

/s/ Robert Deering
-------------------------------------
Robert Deering
                                                                                                      Controller, Treasurer and Chief Accounting Officer